Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of S&W Seed Company (the "Company") for the fiscal year ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Mark W. Wong, President and Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)); and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2019

/s/ Mark W. Wong
Mark W. Wong
President and Chief Executive Officer (Principal Executive Officer)